Exhibit 99.2

Nasdaq: SFNC 1 st Quarter 2022 Earnings Presentation Contents 3 Q1 Highlights 4 Q1 Results Overview 11 Loans 14 Deposits, Liquidity, Securities, Interest Rate Sensitivity & Capital 20 Credit Quality 23 Key Takeaways 25 Appendix

2 Forward - Looking Statements . Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly - owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements may be identified by reference to a future period(s) or by the use of forward - looking terminology, such as "anticipate," “continue,” "estimate," "expect," "foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” "may," "might," "will," "would," "could,“ “likely” or "intend," future or conditional verb tenses, and variations or negatives of such terms or by similar expressions . These forward - looking statements include, without limitation, those relating to the Company’s future growth ; product development ; revenue ; expenses (including interest expense and non - interest expenses) ; assets ; loan demand (including loan growth and other lending activity) ; asset quality ; profitability ; earnings ; critical accounting policies ; accretion ; net interest margin ; noninterest revenue ; market conditions related to and impact of the Company's common stock repurchase program ; adequacy of the allowance for loan losses ; income tax deductions ; credit quality ; level of credit losses from lending commitments ; net interest revenue ; interest rate sensitivity (including, among other things, the potential impact of rising rates) ; loan loss experience ; liquidity ; capital resources ; economic conditions and market risk ; the expected benefits, milestones, timelines, and costs (and the anticipated realization of expected cost savings) associated with the Company’s merger and acquisition strategy and activity ; the Company’s ability to recruit and retain key employees ; the ability of the Company to manage the impacts of the COVID - 19 pandemic ; the impacts of the Company’s and its customers participation in the Paycheck Protection Program (“PPP”) ; increases in the Company’s security portfolio ; legal and regulatory limitations and compliance and competition ; anticipated loan principal reductions ; fees associated with the PPP ; plans for investments in securities ; statements on the slides within the “Key Takeaways” section ; and projected dividends . Readers are cautioned not to place undue reliance on the forward - looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward - looking statements, due to a variety of factors . These factors include, but are not limited to, changes in the Company's operating or expansion strategy ; the availability of and costs associated with obtaining adequate and timely sources of liquidity ; the ability to maintain credit quality ; the effect of steps the Company takes in response to the COVID - 19 pandemic ; the severity and duration of the pandemic, including the effectiveness of “booster” vaccination efforts and developments with respect to COVID - 19 variants ; the pace of recovery when the pandemic subsides and the heightened impact it has on many of the risks described herein ; the effects of the pandemic on, among other things, the Company’s operations, liquidity, and credit quality ; general market and economic conditions ; unemployment ; possible adverse rulings, judgments, settlements and other outcomes of pending or future litigation ; the ability of the Company to collect amounts due under loan agreements ; changes in consumer preferences and loan demand ; effectiveness of the Company's interest rate risk management strategies ; laws and regulations affecting financial institutions in general or relating to taxes ; the effect of pending or future legislation ; the ability of the Company to repurchase its common stock on favorable terms ; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions ; difficulties and delays in integrating the acquired business or fully realizing cost savings and other benefits of mergers and acquisitions ; changes in interest rates, deposit flows, real estate values, and capital markets ; inflation ; customer acceptance of the Company's products and services ; changes or disruptions in technology and IT systems (including cyber threats, attacks and events) ; changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL) ; the benefits associated with the Company’s early retirement program ; political crises, war, and other military conflicts (including the ongoing military conflict between Russia and Ukraine) or other major events, or the prospect of these events ; increased competition ; and other risk factors . Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the U . S . Securities and Exchange Commission, including, without limitation, the Company’s Form 10 - K for the year ended December 31 , 2021 . Any forward - looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward - looking statements to reflect events or circumstances that occur after the date of this presentation . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results . Non - GAAP Financial Measures . This presentation contains financial information determined by methods other than in accordance with U . S . generally accepted accounting principles (“GAAP”) . The Company's management uses these non - GAAP financial measures in their analysis of the Company's performance . These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax - exempt, as well as exclude from net income (including on a per share diluted basis), pre - tax, pre - provision earnings, net charge - offs, income available to common shareholders, non - interest income, and non - interest expense certain income and expenses related to significant non - core activities, such as merger - related expenses, expenses related to the Company’s early retirement program, gain on sale of branches, and net branch right - sizing expenses . In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets, and tangible book value, which exclude goodwill and other intangible assets . The Company further presents certain figures that are exclusive of the impact of PPP loans, mortgage warehouse loans, and/or energy loans . The Company’s management believes that these non - GAAP financial measure are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, as well as normalize for tax effects and the effects of the PPP . Management, therefore, believes presentations of these non - GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses, and management uses these non - GAAP measures to assess the performance of the Company’s core businesses as related to prior financial periods . These non - GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . Where non - GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation . Forward - Looking Statements and Non - GAAP Financial Measures

Q1 22 Highlights

1 Solid start to 2022 while navigating a challenging interest rate and economic environment

Q1 22 net income	Q1 22 EPS of
$65.1M	**$0.58**
Core earnings[(1)] of $67.2M	Core EPS[(1)] of $0.59

2 Net loan growth in the quarter driven by widespread growth across the footprint. Annualized core loan growth of 7 percent on a linked quarter basis[(2)]

Newly funded loans of	Unfunded commitments
$2.5B in Q1 22	**$3.4B** at 3/31/22
outpaces paydown/payoffs	up 16% vs Q4 21

3 Economic outlook scenarios and credit quality metrics show further improvement that supports reserve release. NPL ratio remains at historically low levels while coverage ratio remains strong

NPL Ratio declines	NPL coverage ratio at
4 bps vs Q4 21	**278%**
NPAs to assets at 29 bps	ACL to loans at 1.49%

4 Continued success in reworking deposit mix, growing low cost deposits while also lowering deposit costs at the same time

Interest bearing deposits	Cost of funds drops to
+4% vs Q4 21	**14 bps**
Time deposits down 16%	down 16 bps vs Q1 21

(1) Non-GAAP measures that management believes aids in the discussion of results. See Appendix for Non-GAAP reconciliation
(2) Annualized core loan growth excludes the impact of PPP, planned run-off in energy portfolio and market driven decline in mortgage warehouse. See Appendix for Non-GAAP reconciliation.

3

Q1 22 Results Overview

M&A: In less than **5 months** since the announcement date …

SFNC Geographic Franchise (as of 4.8.22)



KS
Topeka
Kansas City
Jefferson City
St. Louis
Wichita
MO
OK
Tulsa
Oklahoma City
Nashville
Knoxville
Memphis
TN
Chattanooga
Little Rock
AR
Dallas
TX
Austin
San Antonio
Houston

Nov	Dec-Feb	Feb	Apr
Press Release Announced agreement to acquire Spirit of Texas Bancshares, Inc.	**Regulatory filings** S-4 filed on 12/22/21 S-4A filed on 1/18/22 S-4 effectiveness order 1/20/22 FRB filing on 12/29/21 FRB approval 2/4/22	**Shareholder Approval** Spirit of Texas Bancshares, Inc. shareholders approve merger	**Simultaneously close and convert** Close and convert over 2-day weekend Open on 4/11 as **Simmons Bank**

Projected Population Growth (2021 – 2026)



National Average = 2.91%
2.56%
2.66%
3.13%
SFNC
SFNC+Landmark+Triumph
SFNC+Landmark+Triumph+Spirit

Significantly Enhanced Growth Profile (1)



2020(1) Simmons Bank
Arkansas 35.6%
Missouri 21.9%
Tennessee 13.7%
Oklahoma 13.1%
Texas 12.6%
Kansas 1.8%
Other 1.3%
2021(1)(2) Combined Deposits
Arkansas 30.1%
Missouri 18.0%
Tennessee 19.0%
Oklahoma 10.2%
Texas 21.2%
Kansas 1.5%

… we received approvals, acquired and converted Spirit of Texas Bank

Source: S&P Global Market Intelligence
(1) Data at June 30, 2020 and 2021 based on FDIC Summary of Deposit data
(2) Combined deposit data at June 30, 2021 includes Simmons Bank, Landmark Community Bank, Triumph Bank and Spirit of Texas Bank SSB. Does not include mark-to-market accounting adjustments

5

Q1 22 Financial Highlights

Summary Income Statement $ in millions, except per share data	Q1 22	Q4 21	Q1 21	% Change vs Q4 21	 Q1 21
Interest income	$161.7	$170.7	$169.4	(5) %	(5) %
Interest expense	16.1	17.7	22.8	(9)	(29)
Net interest income	145.6	153.1	146.7	(5)	(1)
Noninterest income [(1)]	42.3	46.9	44.1	(10)	(4)
Noninterest expense [(1)]	128.4	141.6	113.0	(9)	14
Pre-tax, pre-provision income	59.5	58.4	77.8	2	(24)
Gain (loss) on sale of securities	(0.1)	(0.3)	5.5	(84)	NM
Provision for (recapture of) credit losses	(19.9)	(1.3)	1.4	NM	NM
Provision for income taxes	14.2	11.2	14.4	28	(1)
Net income	$ 65.1	$ 48.2	$ 67.4	35 %	(3) %
Diluted EPS	$ 0.58	$ 0.42	$ 0.62	38 %	(6) %
Non-core items:					
Merger related costs	$ 1.9	$ 13.6	$ 0.2		
Branch right sizing, net	0.9	1.6	0.4		
Gain on sale of branches	-	-	(5.3)		
Tax effect [(2)]	(0.7)	(4.0)	1.2		
Non-core items, net	**$ 2.1**	**$ 11.3**	**($3.4)**		
Core net income [(3)]	$ 67.2	$ 59.5	$ 64.0	13 %	5 %
Core diluted EPS [(3)]	$ 0.59	$ 0.52	$ 0.59	13 %	- %

Key Highlights

- Decrease in interest income due primarily to lower PPP and accretion contributions, and lower yields on new production vs maturing loans
- Continue to effectively manage deposit costs and mix of deposits
- Noninterest income reflects normal seasonality on a linked quarter basis and fewer number of days, as well as market driven decline in mortgage lending income. No securities gains in the quarter. Q1 21 includes gain on sale of branches
- Noninterest expense in Q1 22 includes normal increase in payroll taxes and 401(k) contributions. Core noninterest expense in-line with goal of 2% of average total assets
- Provision recapture represents continued improvements in economic outlook scenarios and positive credit performance
- Core EPS[(1)] at $0.59 for Q1 22

Note: Numbers may not add due to rounding NM – not meaningful
(1) During 2021, certain debit and credit card transaction fees were reclassified from noninterest expense to noninterest income under the caption debit and credit card fees. Prior periods have been adjusted to reflect this reclassification
(2) Effective tax rate of 26.135%
(3) Non-GAAP measures that management believes aids in the discussion of results. See appendix for Non-GAAP reconciliation

6

Net Interest Income and Margin

Net Interest Income
$ in millions; FTE


+0.2%
$150.8
$151.1
$150.2
$158.7
$151.2
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22

Net Interest Margin
FTE (%)


2.99
2.89
2.85
2.86
2.76
2.88
2.81
2.71
2.79
2.74
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Net Interest Margin (%)
NIM, ex PPP(1) (%)

Key Highlights

The decline in Net Interest Income on a linked quarter basis primarily due to:

- Lower PPP contribution $(3.0) million
- Lower accretion $(2.1) million
- Lower yields on new production vs yield on maturing loans
- Fewer number of days in quarter

Offset in part by:

- Continued effectiveness in managing deposits costs – down 3 bps vs Q4 21
- Continued success changing mix of deposits
- Negligible impact of 25 bp Fed interest rate hike given timing in quarter

Net Interest Income Evolution
$ in millions; FTE


$158.7
($3.0)
($2.1)
($3.9)
$1.5
$151.2
Q4 21
Δ in PPP Contribution
Δ in Accretion Contribution
Δ in Interest Income (FTE) excluding PPP & Accretion
Δ in Interest Expense
Q1 22

Loan, Securities & Deposits Yield/Rates
FTE (%)


4.75
4.73
4.76
4.58
4.34
2.36
1.97
1.77
1.74
1.86
0.30
0.24
0.20
0.17
0.14
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Loan Yield (FTE)
Securities (FTE)
Cost of Deposits

PPP – Paycheck Protection Program
FTE – Fully taxable equivalent
(1) Non-GAAP measures that management believes aids in the discussion of results. See appendix for Non-GAAP reconciliation

7

8 Noninterest Income Note: Numbers may not add due to rounding NM – not meaningful FTE – Full - time equivalent (1) During 2021, certain debit and credit card transaction fees were reclassified from noninterest expense to noninterest i nco me under the caption debit and credit card fees. Prior periods have been adjusted to reflect this reclassification (2) Non - GAAP measures that management believes aids in the discussion of results. See appendix for Non - GAAP reconciliation $ in millions Q1 22 Q4 21 Q1 21 Q4 21 Q1 21 Service charges on deposit accounts $10.7 $11.9 $ 9.7 (10) % 10 % Wealth management fees 8.0 8.0 7.4 (1) 8 Debit and credit card fees (1) 7.4 7.5 6.6 - 13 Mortgage lending income 4.6 5.0 6.4 (10) (29) Bank owned life insurance 2.7 2.8 1.5 (2) 78 Other service charges and fees 1.6 1.8 1.9 (7) (15) Other 5.9 6.8 5.2 (14) 13 40.9 43.8 38.8 (7) 5 Settlement award 1.4 3.1 - NM - Gain on sale of branches - - 5.3 NM NM Gain (loss) on sale of securities (0.1) (0.3) 5.5 NM NM Total noninterest income $42.2 $46.6 $49.5 (9) % (15)% Core noninterest income (2) $42.2 $46.6 $44.1 (9) % (4)% % Change vs 25.3% 24.3% 25.1% 23.3% 22.5% 20.9% 22.3% 23.0% 23.5% 22.5% Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Noninterest Income/Total Revenue Adjusted Noninterest Income /Total Revenue(2) Noninterest Income to Total Revenue $17.6 $16.9 $17.7 $16.2 $14.6 $13.8 $15.1 $15.8 $16.3 $14.6 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Noninterest Income per Employee Adjusted Noninterest Income per Employee(2) Noninterest Income Per Employee (FTE) $69.7 $69.6 $70.7 $69.4 $64.9 $65.8 $67.7 $68.8 $69.5 $64.9 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Revenue per Employee Adjusted Revenue per Employee(2) Revenue Per Employee (FTE) Key Highlights • Noninterest income reflects normal seasonality on a linked quarter basis and fewer number of days • Service charges on deposit accounts reflects normal seasonality on a linked quarter basis, up 10 % year - over - year • Debit and credit card fees flat vs seasonally strong Q 4 levels, up 13 % year - over - year • Mortgage lending income reflects market driven declines across the industry • Minor amount of securities gains (losses) in Q 1 22 • Q 1 21 includes gain on sale of Illinois branches totaling $ 5 . 3 million

Noninterest Expense

$ in millions	Q1 22	Q4 21	Q1 21	% Change vs Q4 21	% Change vs Q1 21
Salaries and employee benefits	$67.9	$63.8	$60.3	6 %	13 %
Occupancy expense, net	10.0	11.0	9.3	(9)	8
Furniture and equipment	4.8	4.7	5.4	1	(12)
Deposit insurance	1.8	2.1	1.3	(13)	41
OREO and foreclosure expense	0.3	0.6	0.3	(40)	-
Contribution to Simmons First Foundation	-	2.5	-	NM	NA
Other (1)	41.6	43.2	36.1	(4)	15
Merger related costs	1.9	13.6	0.2	NM	NM
Total noninterest expense	**$128.4**	**$141.6**	**$113.0**	**(9) %**	**14 %**
Core noninterest expense (2)	**$125.6**	**$126.4**	**$112.1**	**(1) %**	**12 %**

Key Highlights

- Salaries and benefits on a linked quarter basis reflect normal increases from payroll taxes and 401(k) contributions. Year-over-year increase includes the acquisitions of Landmark and Triumph in Q4 21.
- Core noninterest expenses down 1% on a linked quarter basis
- Core noninterest expenses in-line with goal of 2% of average assets

Increase in employees (FTE) in Q4 21 reflects acquisitions of Landmark/Triumph



Employees (FTE)
2,817
2,783
2,740
2,877
2,893
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22



Noninterest Expense as a Percentage of Total Average Assets
1.99%
1.97%
1.97%
1.95%
1.97%
2.00%
2.29%
2.05%
2.07%
2.02%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Noninterest Expense
Core Noninterest Expense (2)

Note: Numbers may not add due to rounding NM – not meaningful
(1) During 2021, certain debit and credit card transaction fees were reclassified from noninterest expense to noninterest income under the caption debit and credit card fees. Prior periods have been adjusted to reflect this reclassification
(2) Non-GAAP measures that management believes aids in the discussion of results. See appendix for Non-GAAP reconciliation

9

Digital: Continually exploring new and innovative ways to enhance the customer experience

Customer Transactions by Channel


+40%
66%
71%
Q1 21
Q1 22
Branch Transactions
Digital Transactions

Mobile Deposit Dollars


+31%
Q1 21
Q1 22

Mobile Deposit Transactions


+10%
Q1 21
Q1 22

Simmons Bank | Zelle

Launched at the end of 3rd quarter of 2021

Available on Simmons Bank mobile app or online banking platforms

Fast Send money directly from your account to theirs — typically in minutes[1]

Safe Use Zelle® within the app you already trust. No account numbers are shared

Easy Send money using just an email address or U.S. mobile number

Zelle Volume


+60%
Q4 21
Q1 22



COIN CHECKING

7.2%

of all consumer checking accounts opened in Q1 22

Coming Soon

COIN SAVINGS

Digital origination with rewards linked to Coin Checking account activity

Zelle and Zelle related marks are wholly owned by Early Warning Services, LLC and are used herein under license

(1) 1 U.S. checking or savings account required to use Zelle®. Transactions between enrolled consumers typically occur in minutes.

10

Loans

Loan portfolio: Annualized core loan growth of 7% in the quarter[1]

Loan Portfolio Waterfall
$ in millions


Core Loan Growth
+$192 million
$12,013
$2,511
($2,319)
($176)
$12,029
Total loans
at 12/31/21
Funded loans
/advances
Paydowns
/payoffs
Other
Total loans
at 3/31/22
Other includes the following items
PPP forgiveness
Planned run-off of non-relationship energy credits
Mortgage warehouse – market driven decline

Linked Quarter Loan Growth/(Decline)
$ in millions


Total Loans $16
RE - Construction $97
Commercial $139
RE - Commercial $24
Consumer & Other $10
Agricultural ($19)
RE – Single Family ($59)
PPP, Energy and Mortgage Warehouse ($176)

Unfunded Commitments
$ in millions


+68%
$2,039
$2,130
$2,254
$2,943
$3,428
+31%
+16%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22

Loan Growth by Core Banking Units
Linked quarter percent change (annualized)

Metro Banking	Community Banking	Corporate Banking
+3%	+8%	+22%

New producers added in Q1
6 commercial and community bankers
8 mortgage loan officers

PPP – Paycheck Protection Program
(1) Annualized core loan growth of 7% is calculated on a linked quarter basis and excludes PPP, energy and mortgage warehouse portfolios.

12

$192 $247 $487 $340 $503 $766 $750 $112 $250 $408 $484 $484 $929 $838 $70 $177 $285 $467 $493 $619 $776 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Opportunity Proposal Ready to Close $1,180 $1,291 $1,480 $2,314 $2,364 13 Loan pipelines: Commercial loan pipeline increases for the 6 th consecutive quarter PPP – Paycheck Protection Program (1) Quarterly amounts adjusted for Illinois branches sold in 2021 Rate Ready to Close 4.37% 4.12% 3.81% 3.77% 3.47% 3.28% 3.43% Commercial Loan Pipeline by Category (1) $ in millions +25% +15 bps $408 $399 $326 $274 $242 $291 $219 $307 $214 $166 $120 $97 $108 $99 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Mortgage Closed Loan Volume Mortgage Pipeline Volume Mortgage Loan Volume $ in millions Key Highlights – Commercial Loan Pipeline • Q 1 22 loan growth was weighted toward the latter half of the quarter • Loans ready to close at the end of Q 1 22 up + 25 % vs end of prior quarter • Rate Ready to Close at end of Q 1 22 at 3 . 43% , up 15 bps vs end of Q 4 21 $374 $674 Key Highlights – Mortgage Loan Volume • Mortgage originations in Q 1 22 • 50 % purchase • 50 % refinance • Results reflect current market conditions that will likely be further impacted by volatility in interest rate, inventory levels, material and labor costs, etc …

Deposits, Liquidity, Securities, Interest Rate Sensitivity and Capital

0.80% 0.44% 0.39% 0.34% 0.30% 0.24% 0.20% 0.17% 0.14% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% $0.0 $2.5 $5.0 $7.5 $10.0 $12.5 $15.0 $17.5 $20.0 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Noninterest Bearing Interest Bearing Transactions Time Deposits Cost of Deposits $16.6 $16.2 $17.0 $18.2 $18.3 $15.6 15 Deposits: Continued success in changing mix and lowering deposit costs $ in billions As a % of Total Deposits Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Noninterest Bearing 23.0% 27.7% 27.4% 26.4% 26.9% 26.7% 27.2% 27.5% 27.0% Interest Bearing Transaction Accounts 56.8% 54.0% 55.4% 56.9% 56.5% 57.7% 59.2% 59.8% 62.4% Time Deposits 20.2% 18.2% 17.2% 16.7% 16.6% 15.5% 13.6% 12.7% 10.6% $18.1 $19.4 $19.4 Deposit Mix ~90% of deposits Key Highlights • While overall deposits were up slightly on a linked quarter basis, continued success in changing the mix of deposits • Change in mix of deposits on a linked quarter basis: • Interest bearing transaction accounts +4% • Time deposits - 16% • Accomplished during period where Landmark/ Triumph acquisitions brought on large CD book • Interest bearing transaction accounts represent deposits we actively manage by rate and by market • Cost of deposits drops 3 bps in the quarter • ~ 81% of Spirit’s deposits were low cost transaction accounts

16 Liquidity: Strong liquidity position to fund future loan growth Cash and Cash Equivalents $ in millions Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Cash & Cash Equivalents Short-Term Variable Rate Securities $1,052 $1,792 $585 $2,600 $2,577 $3,527 $4,103 $3,606 $3,286 $3,150 $3,132 Loan to Deposit Ratio (1) 95% 90% 76% 67% 62% 60% 62% 62% 2018 2019 2020 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 At March 31, 2022 Par Value Yield (FTE) Effective Duration AFS HTM Fixed Rate MBS $2,988 1.42% 4.52 96% 4% Municipal 2,943 2.80% 10.85 60% 40% Treasury/Agency 495 1.77% 11.25 52% 48% Corporate 440 2.95% 5.54 96% 4% Other 128 1.61% 4.86 100% - Variable Rate 1,445 0.43% 1.13 100% - Total $8,439 1.84% 6.42 82% 18% Securities Portfolio Summary $ in millions 53% 32% 5% 8% 2% MBS Municipal Treasury/Agency Corporate Other AFS Portfolio – Fixed Rate Breakout Key Highlights • No significant change in cash position during Q 1 22 • Significant capacity to fund loan growth • Cash flows from securities portfolio were reinvested into similar type securities – no significant purchases • Decrease in outstanding balance of AFS securities portfolio attributable to mark - to - market adjustments resulting from fluctuation in interest rates – temporary condition as losses should accrete to capital through time and as securities mature • Higher interest rate environment results in effective duration moving from 4 . 94 at 12 / 31 / 21 to 6 . 42 at 3 / 31 / 22 while yield on securities portfolio moves up 12 bps linked quarter • Including $ 1 B matched swap on fixed rate securities, effective duration is 5 . 80 at 3 / 31 / 22 (1) As of December 31, for each respective year shown above and quarter end for each respective quarter shown above FTE – fully taxable equivalent

17 Interest Rate Sensitivity Balance Sheet Interest Rate Sensitivity Over the next 12 months (estimated) 3.04% 5.63% 8.08% +100 bps +200 bps +300 bps Net interest income sensitivity given immediate, parallel shift in interest rates across the yield curve with a static balance sheet Immediate increase in interest rates 2.46% 4.65% 6.62% +100 bps +200 bps +300 bps Gradual increase in interest rates Assumptions in Estimates Loan Portfolio At March 31, 2022 44% 56% Variable Rate Loans Fixed Rate Loans Fixed vs Variable Rate 30% 33% 37% At Floor No Floor Not At Floor Floor Status – Variable Rate Loans 51% 21% 5% 23% Daily Within 3Mo 4 to 12 Mo Over 12 Mo Variable Rate Loans – Rate Reset Date Net interest income sensitivity given gradual, parallel shift in interest rates across the yield curve with a static balance sheet 30% 22% 17% 9% 7% 4% 2% 1% At Their Floor on 3/31/22 Up 25 bps Up 50 bps Up 75 bps Up 100 bps Up 125 bps Up 150 bps Up 175 bps Evolution of Variable Rate Loans – At Floor

18 Strong Regulatory Capital Position: significantly above “well capitalized” guidelines (1) As of December 31, for each respective year shown above; Q1 22 data as of March 31, 2022 9.8% 10.2% 10.9% 13.4% 13.8% 13.5% 2017 2018 2019 2020 2021 Q1 22 W ELL C APITALIZED 8.0% 9.8% 10.2% 10.9% 13.4% 13.8% 13.5% 2017 2018 2019 2020 2021 Q1 22 11.4% 13.4% 13.7% 16.8% 16.8% 16.4% 2017 2018 2019 2020 2021 Q1 22 9.2% 8.8% 9.6% 9.1% 9.1% 9.0% 2017 2018 2019 2020 2021 Q1 22 W ELL C APITALIZED 5.0% Tier 1 Leverage Ratio (1) CET1 Capital Ratio (1) W ELL C APITALIZED 6.5% Tier 1 Risk - Based Capital Ratio (1) Total Risk - Based Capital Ratio (1) W ELL C APITALIZED 10.0% Disciplined capital management process has allowed us to effectively manage our risk profile while also positioning us to take advantage of future growth opportunities

Focused on creating long - term shareholder value (1) As of December 31, for each respective year shown above and quarter end for each respective quarter shown above (2) Non - GAAP measure that management believes aids in the discussion of results. See Appendix for Non - GAAP reconciliation (3) Based on April 14, 2022, closing stock price of $24.88 and annualized 2022 cash dividend rate ($0.19*4) (4) Market conditions and our capital needs will drive the decisions regarding additional, future stock repurchases. * Represents the estimated annualized cash dividend rate based on the current quarterly cash dividend rate on the Company’s C las s A common stock ($0.19*4). The future payments of dividends is not guaranteed and is subject to various factors, $0.20 $0.22 $0.24 $0.27 $0.29 $0.31 $0.34 $0.37 $0.38 $0.38 $0.38 $0.38 $0.40 $0.42 $0.44 $0.46 $0.48 $0.50 $0.60 $0.64 $0.68 $0.72 $0.76 113 consecutive years 30 - 35% targeted payout ratio 3.1% dividend yield (3) Proven Dividend Record $10.1 $93.3 $0.0 $0.0 $20.0 $3.1 $0.0 $51.4 $77.9 $16.1 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Suspended Plan Precluded due to acquisitions Share Repurchase Program (4) • 0.5 million shares repurchased in the quarter under previous program that was replaced in Jan - 22 • $31.25 weighted average price • $175 million remaining capacity under new program authorized by the Board in Jan - 22 Q1 Share Repurchase Summary $22.65 $24.33 $26.30 $27.53 $27.04 $28.03 $28.42 $28.82 $26.32 2017 2018 2019 2020 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Book Value Per Common Share (1) +16% $12.34 $14.18 $15.89 $16.56 $16.13 $17.16 $17.39 $17.71 $15.22 2017 2018 2019 2020 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Tangible Book Value Per Common Share (1) (2) +23% 19 Decrease in book value and tangible book value per common share during Q 1 solely attributable to change in unrealized gains (losses) on AFS securities portfolio resulting from drastic fluctuation in interest rates – temporary condition as losses should accrete to capital through time and as securities mature

Credit Quality

21 Credit Quality: Conservative credit culture and a commitment to… Source: S&P Global Market Intelligence 2017 – 2021 (1) As of December 31, for each respective year shown above; Q1 22 data as of March 31, 2022 (2) ALLL for 2017 – 2019 and ACL 2020 - 2022 (3) Net charge - offs for the respective quarter Nonperforming loans / loans (1) Nonperforming assets / total assets (1) 0.81% 0.67% 0.65% 0.96% 0.57% 0.53% 2017 2018 2019 2020 2021 Q1 22 0.83% 0.64% 0.55% 0.64% 0.31% 0.29% 2017 2018 2019 2020 2021 Q1 22 Quarterly Trend 3/31/22 12/31/21 Change NPL / Loans 0.53% 0.57% (4) bps Nonperforming Loans (in millions) $64.3 $68.6 $(4.3) NPA / Assets 0.29% 0.31% (2) Bps Nonperforming Assets (in millions) $70.9 $76.3 $(5.4) Past Due 30+ Days / Loans 0.19% 0.11% +8 bps Net Charge - offs (3) / Average Loans 0.22% 0.31% (9) bps NPL Coverage Ratio 278% 300% (22) bps ACL / Loans 1.49% 1.71% (22) bps … maintaining sound underwriting standards reflected in asset quality metrics ACL/ALLL (2) / Loans (%) and ACL/ALLL ($) (1) $ in millions $42 $57 $68 $220 $238 $205 $179 0.39% 0.48% 0.46% 1.52% 1.85% 1.71% 1.49% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 2017 2018 2019 1/1/20 CECL Adoption 2020 2021 Q1 22 Key Highlights • NPL ratio at historically low levels • NPL coverage ratio remains strong at 278% • NCO ratio in Q 1 22 includes a single, isolated healthcare credit that had been fully provisioned totaling $ 6 . 1 M . Accounts for 21 bps of NCOs in the quarter • Continued improvements in economic outlook and positive credit performance lead to provision recapture during the quarter • ACL to loans at healthy 1 . 49% • No direct exposure to Russia or Ukraine

Allowance for Credit Losses (ACL): reflective of loan portfolio risk profile …

Allowance for Credit Losses on Loans and Loan Coverage

$ in millions	ACL	ACL / Loans	ACL/ Loans excluding PPP [1]
ACL as of 12/31/20	$ 238.0	1.85%	1.98%
Q1 21 Provision	0.0		
Q1 21 Net charge-offs	(2.9)		
ACL as of 3/31/21	$ 235.1	1.93%	2.06%
Q2 21 Recapture of Provision	(10.0)		
Q2 21 Net recoveries	2.1		
ACL as of 6/30/21	$ 227.2	2.00%	2.08%
Q3 21 Recapture of Provision	(19.9)		
Q3 21 Net Charge-offs	(4.8)		
ACL as of 9/30/21	$ 202.5	1.87%	1.91%
Q4 21 Recapture of Provision	(24.0)		
Day 2 CECL Provision (Landmark/Triumph)	22.7		
Q4 21 Net Charge-offs	(9.3)		
Day 1 PCD Allowance (Landmark/Triumph)	13.4		
ACL as of 12/31/21	$ 205.3	1.71%	1.73%
Q1 22 Recapture of Provision	(19.9)		
Q1 22 Net Charge-offs	(6.5)		
ACL as of 3/31/22	$178.9	1.49%	1.50%

Reserve for Unfunded Commitments

$ in millions	as of 12/31/20	As of 3/31/21	As of 6/30/21	As of 9/30/21	As of 12/31/21	As of 3/31/22
Unfunded Commitments	$2,051	$2,039	$2,130	$2,254	$2,943	$3,428
Reserve	$22.4	$22.4	$22.4	$22.4	$22.4	$22.4
Reserve / Unfunded Balance	1.1%	1.1%	1.1%	1.0%	0.8%	0.7%

ACL METHODOLOGY AS OF 3/31/22:

- Qualitative allocation: **0.60%**
- Quantitative allocation: **0.89%**
- Moody's March 2022 scenarios with management's weighting: *S1 (19%) / Baseline (62%) / S2 (19%)*
- Total ACL / Loans: **1.49%**

… and expectation of continued improvement in Moody's economic scenarios

ACL – Allowance for Credit Losses on Loans
(1) Non-GAAP measure that management believes aids in the discussion of results. See Appendix for Non-GAAP reconciliation

22

Key Takeaways

24 Key Takeaways 1 Encouraged by core loan growth in the quarter and that continued increase in loan pipeline and unfunded commitments will translate into future net loan growth 2 Credit quality metrics at historical lows - committed to maintaining strong underwriting standards supported by a strong regulatory capital position 3 Well - positioned deposit base that should serve us well in a rising interest rate environment. Additional opportunities to rework mix and hold deposit costs in check 4 With conversion of Spirit completed , focus turns to building on the momentum of the franchise and executing on new opportunities this exciting combination offers

Appendix

26 Spirit of Texas Bancshares, Inc. Note : Figures above represent preliminary closing balance sheet of Spirit of Texas Bancshares, Inc . as of the acquisition date, which may be subject to further adjustments . Figures do not include purchase accounting adjustments, including mark - to - market adjustments or CECL adjustments, amongst others, any of which may significantly impact the preliminary closing balances disclosed above . Information in this slide is provided for informational and illustrative purposes only and should not be relied upon when making an investment decision . Spirit of Texas Bancshares, Inc. Period End Balance Sheet (Unaudited) April 8, 2022 ASSETS Cash and noninterest bearing balances due from banks 29,372$ Interest bearing balances due from banks and federal funds sold 248,433 Cash and cash equivalents 277,805 Investment securities 384,466 Loans: Loans 2,314,085 Allowance for loan losses (17,005) Net loans 2,297,080 Premises and equipment 84,135 Foreclosed assets - Interest receivable 7,638 Bank owned life insurance 36,890 Goodwill 77,682 Other intangible assets 6,245 Other assets 28,387 Total assets 3,200,328$ Spirit of Texas Bancshares, Inc. Period End Balance Sheet (Unaudited) April 8, 2022 LIABILITIES AND STOCKHOLDERS' EQUITY Deposits: Noninterest bearing transaction accounts 824,519$ Interest bearing transaction accounts and savings deposits 1,383,943 Time deposits 509,207 Total deposits 2,717,669 Federal funds purchased and securities sold under repurchase agreements - Other borrowings 37,546 Subordinated debentures 36,491 Accrued interest and other liabilities 24,115 Total liabilities 2,815,821 Stockholders' equity: Common stock 301,783 Surplus - Undivided profits 109,399 Accumulated other comprehensive income (loss) (26,675) Total stockholders' equity 384,507 Total liabilities and stockholders' equity 3,200,328$

27 Breakout: Loan portfolio by Category as of December 31, 2021 as of March 31, 2022 $ in millions Balance $ % of Total Loans Balance $ % of Total Loans Classified $ Nonperforming $ ACL % Unfunded Commitment $ Unfunded Commitment Reserve Total Loan Portfolio Consumer - Credit Card 187 2% 184 2% 1 1 1.6% - Consumer - Other 168 1% 181 1% - - 1.9% 26 Real Estate - Construction 1,326 11% 1,423 12% 3 2 1.2% 1,653 Real Estate - Commercial 5,739 48% 5,763 48% 212 28 2.2% 273 Real Estate - Single - family 2,102 17% 2,043 17% 32 20 0.8% 291 Commercial 1,873 16% 1,955 16% 29 14 0.4% 1,039 Payroll Protection Plan (PPP) 117 1% 62 1% - - - - Mortgage Warehouse 230 2% 166 1% - - 0.2% - Agriculture 169 1% 150 1% - - 0.3% 143 Other 102 1% 102 1% - - 1.6% 2 Total Loan Portfolio 12,013 100% 12,029 100% 277 64 1.49% 3,428 0.7% Loan Concentration : C&D 51% 54% CRE 204% 205% Select Loan Categories (excluding PPP) Retail 1,161 10% 1,186 10% 20 1 2.6% 133 Nursing / Extended Care 375 3% 334 3% 23 - 1.6% 9 Healthcare 385 3% 396 3% 15 - 1.1% 110 Multifamily 641 5% 632 5% 9 - 0.6% 470 Hotel 898 7% 829 7% 115 16 4.0% 30 Restaurant 396 3% 398 3% 5 2 1.9% 11 NOO Office 788 7% 750 6% 2 - 3.8% 64 Energy 105 1% 48 - 3 3 6.9% 40

Non-GAAP Reconciliations

$ in thousands	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Calculation of Core Earnings					
Net Income	$ 67,420	$ 74,924	$ 80,574	$ 48,238	$ 65,095
Non-core items					
Gain on sale of branches	(5,300)	(16)	-	-	-
Merger related costs	233	686	1,401	13,591	1,886
Branch right sizing	448	39	(3,041)	1,648	909
Tax effect[(1)]	1,207	(185)	429	(3,983)	(731)
Non-core items, net of tax	(3,412)	524	(1,211)	11,256	2,064
Core earnings (non-GAAP)	$ 64,008	$ 75,448	$ 79,363	$ 59,494	$ 67,159
Calculation of Earnings and Core Earnings per Diluted Share					
Net Income	$ 67,420	$ 74,924	$ 80,574	$ 48,238	$ 65,095
Less: Preferred stock dividend	13	13	13	8	-
Earnings available to common shareholders	$ 67,407	$ 74,911	$ 80,561	$ 48,230	$ 65,095
Diluted earnings per share	$ 0.62	$ 0.69	$ 0.74	$ 0.42	$ 0.58
Core earnings (non-GAAP)	$ 64,008	$ 75,448	$ 79,363	$ 59,494	$ 67,159
Less: Preferred stock dividend	13	13	13	8	-
Core earnings available to common shareholders (non-GAAP)	$ 63,995	$ 75,435	$ 79,350	$ 59,486	$ 67,159
Core diluted earnings per share	$ 0.59	$ 0.69	$ 0.73	$ 0.52	$ 0.59

(1) Effective tax rate of 26.135% for 2021 - 2022, adjusted for non-deductible merger-related costs.

28

29 Non - GAAP Reconciliations $ in thousands, except per share and share count 2017 2018 2019 2020 Calculation of Book Value and Tangible Book Value per Share Total common stockholders' equity $ 2,084,564 $ 2,246,434 $ 2,988,157 $ 2,975,889 Intangible assets: Goodwill (842,651) (845,687) (1,055,520) (1,075,305) Other intangible assets (106,071) (91,334) (127,340) (111,110) Total intangibles (948,722) (937,021) (1,182,860) (1,186,415) Tangible common stockholders' equity (non - GAAP) $ 1,135,842 $ 1,309,413 $ 1,805,297 $ 1,789,474 Shares of common stock outstanding 92,029,118 92,347,643 113,628,601 108,077,662 Book value per common share $ 22.65 $ 24.33 $ 26.30 $ 27.53 Tangible book value per common share (non - GAAP) $ 12.34 $ 14.18 $ 15.89 $ 16.56 Q1 Q2 Q3 Q4 Q1 $ in thousands, except per share and share count 2021 2021 2021 2021 2022 Calculation of Book Value and Tangible Book Value per Share Total common stockholders' equity $ 2,930,008 $ 3,038,599 $ 3,029,764 $ 3,248,841 $ 2,961,607 Intangible assets: Goodwill (1,075,305) (1,075,305) (1,075,305) (1,146,007) (1,147,007) Other intangible assets (107,091) (103,759) (100,428) (106,235) (102,748) Total intangibles (1,182,396) (1,179,064) (1,175,733) (1,252,242) (1,249,755) Tangible common stockholders' equity (non - GAAP) $ 1,747,612 $ 1,859,535 $ 1,854,031 $ 1,996,599 $ 1,711,852 Shares of common stock outstanding 108,345,732 108,386,669 106,603,231 112,715,444 112,505,555 Book value per common share $ 27.04 $ 28.03 $ 28.42 $ 28.82 $ 26.32 Tangible book value per common share (non - GAAP) $ 16.13 $ 17.16 $ 17.39 $ 17.71 $ 15.22

Non-GAAP Reconciliations

$ in thousands	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Calculation of Core Noninterest Income					
Noninterest Income (GAAP)	$ 49,549	$ 47,115	$ 48,550	$ 46,601	$ 42,218
Non-core Items (non-GAAP)	(5,477)	(445)	239	(2)	-
Core Noninterest Income (non-GAAP)	$ 44,072	$ 46,670	$ 48,789	$ 46,599	$ 42,218
Calculation of Core Noninterest Expense					
Noninterest Expense (GAAP)	$ 113,002	$ 114,657	$ 114,333	$ 141,597	$ 128,417
Non-core Items (non-GAAP)	(858)	(1,154)	1,879	(15,241)	(2,795)
Core Noninterest Expense (non-GAAP)	$ 112,144	$ 113,503	$ 116,212	$ 126,356	$ 125,622
Calculation of Noninterest Expense to Average Assets					
Average total assets	$ 22,738,821	$ 23,257,921	$ 23,255,541	$ 24,698,022	$ 24,826,199
Noninterest expense to average total assets	1.99%	1.97%	1.97%	2.29%	2.07%
Core noninterest expense to average assets (non-GAAP)	1.97%	1.95%	2.00%	2.05%	2.02%
Calculation of Total Revenue per Employee (FTE)					
Net Interest Income (GAAP)	$ 146,681	$ 146,533	$ 145,237	$ 153,081	$ 145,606
Noninterest Income (GAAP)	49,549	47,115	48,550	46,601	42,218
Total Revenue	$ 196,230	$ 193,648	$ 193,787	$ 199,682	$ 187,824
Total Revenue	$ 196,230	$ 193,648	$ 193,787	$ 199,682	$ 187,824
Less: gain (loss) on sales of securities	5,471	5,127	5,248	(348)	(54)
Less: gain on sale of branches	5,300	16	-	-	-
Adjusted Total Revenue	$ 185,459	$ 188,505	$ 188,539	$ 200,030	$ 187,878
Employees (FTE)	2,817	2,783	2,740	2,877	2,893
Total Revenue per Employee (FTE)	$ 69.66	$ 69.58	$ 70.73	$ 69.41	$ 64.92
Adjusted Total Revenue per Employee (FTE)	$ 65.84	$ 67.73	$ 68.81	$ 69.53	$ 64.94

FTE – Full time equivalent

30

Non-GAAP Reconciliations

$ in thousands	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Calculation of Noninterest Income to Total Revenue					
Total Noninterest Income	$ 49,549	$ 47,115	$ 48,550	$ 46,601	$ 42,218
Less: gain (loss) on sales of securities	5,471	5,127	5,248	(348)	(54)
Less: gain on sale of branches	5,300	16	-	-	-
Adjusted Noninterest Income	$ 38,778	$ 41,972	$ 43,302	$ 46,949	$ 42,272
Noninterest Income to Total Revenue	25.25%	24.33%	25.05%	23.34%	22.48%
Adjusted Noninterest Income to Adjusted Total Revenue	20.91%	22.27%	22.97%	23.47%	22.50%
Noninterest Income per Employee	$ 17.59	$ 16.93	$ 17.72	$ 16.20	$ 14.59
Adjusted Noninterest Income per Employee (FTE)	$ 13.77	$ 15.08	$ 15.80	$ 16.32	$ 14.61

$ in thousands	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Calculation of Net Interest Margin					
Net Interest Income	$ 146,681	$ 146,533	$ 145,237	$ 153,081	$ 145,606
Plus: taxable equivalent adjustment	4,163	4,548	4,941	5,579	5,602
Net Interest Income – fully taxable equivalent	150,844	151,081	150,178	158,660	$ 151,208
Less: PPP interest income	(11,652)	(8,958)	(9,614)	(5,107)	(2,113)
Net Interest Income – fully taxable equivalent excluding PPP interest income	$ 139,192	$ 142,123	$ 140,564	$ 153,553	$ 149,095
Average Earning Assets	$ 20,484,908	$ 20,959,642	$ 20,901,992	$ 22,029,792	$ 22,185,215
Less: PPP loans (average)	(891,070)	(707,296)	(359,828)	(172,130)	(89,757)
Average Earning Assets, excluding PPP loans	$ 19,593,838	$ 20,252,346	$ 20,542,164	$ 21,857,662	$ 22,095,458
Net Interest Margin	2.99%	2.89%	2.85%	2.86%	2.76%
Net Interest Margin – excluding PPP interest income	2.88%	2.81%	2.71%	2.79%	2.74%

FTE – full time equivalent

31

32 Non - GAAP Reconciliations Q4 Q1 $ in millions 2021 2022 Calculation of Core Loans Total Loans $ 12,013 $ 12,029 Less: PPP loans 117 62 Less: Mortgage warehouse loans 230 166 Less: Energy loans 105 48 Core Loans $ 11,561 $ 11,753

Nasdaq: SFNC 1 st Quarter 2022 Earnings Presentation Contents 3 Q1 Highlights 4 Q1 Results Overview 11 Loans 14 Deposits, Liquidity, Securities, Interest Rate Sensitivity & Capital 20 Credit Quality 23 Key Takeaways 25 Appendix